Fees Summary	Mar. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 203,104,906.03
Previously Paid Amount	0
Total Fee Amount	31,095.36
Total Offset Amount	0
Net Fee	$ 31,095.36